Exhibit 99.1
Primus Guaranty, Ltd.
Primus (Bermuda) Ltd.
Primus CLO I, Ltd.
Primus CLO II, Ltd.
Passive Foreign Investment Company (PFIC) Information
Based on the operations, income and assets of our entire group, and in particular the operations, income and assets of Primus Financial Products, LLC, Primus Guaranty, Ltd. believes that Primus Guaranty, Ltd. and Primus (Bermuda) Ltd. should satisfy either or both of the “income” or “asset” tests and as a result should be and continue to be PFICs. Additionally, Primus (Bermuda) Ltd. has invested in Primus CLO I, Ltd. and, until selling all of its interests on December 8, 2010, had invested in Primus CLO II, Ltd. Each of Primus CLO I, Ltd. and Primus CLO II, Ltd. has provided a PFIC Annual Information Statement to Primus (Bermuda) Ltd., prepared on the assumption that (i) each of Primus CLO I, Ltd. and Primus CLO II, Ltd. is a PFIC and (ii) the subordinated notes held by Primus (Bermuda) Ltd. in each of Primus CLO I, Ltd. and Primus CLO II, Ltd. is equity for U.S. federal income tax purposes.
Holders of Primus Guaranty, Ltd. common shares are urged to consult with their tax advisors as to the tax consequences of holding shares directly (in the case of Primus Guaranty, Ltd.) and indirectly (in the case of Primus (Bermuda) Ltd., Primus CLO I, Ltd. and Primus CLO II, Ltd.) of PFICs and the possible advisability of electing to have each of Primus Guaranty, Ltd., Primus (Bermuda) Ltd., Primus CLO I, Ltd. and Primus CLO II, Ltd. treated as a “qualified electing fund”, or QEF, or of making a mark-to-market election with respect to Primus Guaranty, Ltd. In general, once an election is made, the election applies to all subsequent years.
To assist shareholders that are making QEF elections with respect to Primus Guaranty, Ltd., Primus (Bermuda) Ltd., Primus CLO I, Ltd. and Primus CLO II, Ltd., Primus Guaranty, Ltd. has prepared PFIC Annual Information Statements for the tax year ended December 31, 2010 for Primus Guaranty, Ltd. (see page 3) and Primus (Bermuda) Ltd. (see page 5). Additionally, Primus Guaranty, Ltd. is providing for your convenience the PFIC Annual Information Statements prepared and provided by Primus CLO I, Ltd. and Primus CLO II, Ltd.; however, please note that Primus Guaranty, Ltd. did not prepare and is not responsible for the information contained in the PFIC Annual Information Statements provided by Primus CLO I, Ltd. and Primus CLO II, Ltd. These information statements are attached.
Primus (Bermuda) Ltd. owns 25% of the subordinated notes issued by Primus CLO I, Ltd. and, until selling all of its interests on December 8, 2010, owned 25% of the subordinated notes issued by Primus CLO II, Ltd. Based on the assumptions reflected in the PFIC Annual Information Statements that have been provided by Primus CLO I, Ltd. and Primus CLO II, Ltd., 25% of the income shown on such statements is attributable to Primus (Bermuda) Ltd, with the income from Primus CLO II, Ltd. prorated for the number of days Primus (Bermuda) Ltd owned the subordinated notes during 2010. Shareholders that acquired or disposed of shares between December 8, 2010 and December 31, 2010 should consult their tax advisors as to how to handle the QEF income attributable to Primus CLO II, Ltd. On this basis, shareholders of Primus Guaranty, Ltd. would calculate their QEF income with respect to each of Primus CLO I, Ltd. and Primus CLO II, Ltd. according to the table provided below.

		Per Common	Per Common
	Total	Share	Share Per Day
Primus CLO I Ordinary earnings:	$636,432	$0.01661	$0.000045
Primus CLO I Net long-term capital gain:	$—	$—	$—

Primus CLO II Ordinary earnings:	$195,419	$0.00510	$0.000014
Primus CLO II Net long-term capital gain:	$—	$—	$—
It is suggested that the investors consult with their own tax advisors and our disclosure documents on file with the SEC to determine whether to make a QEF election with respect to the ownership interest in Primus Guaranty, Ltd., Primus (Bermuda) Ltd., Primus CLO I, Ltd. and Primus CLO II, Ltd. or a mark-to-market election with respect to the ownership interest in Primus Guaranty, Ltd. This is provided for informational purposes only and is not intended to, and does not, constitute tax, legal or other advice.

ISSUER: PRIMUS GUARANTY, LTD.
CLARENDON HOUSE, 2 CHURCH STREET
HAMILTON HM 11, BERMUDA
PASSIVE FOREIGN INVESTMENT COMPANY (PFIC)
ANNUAL INFORMATION STATEMENT
FOR TAX YEAR ENDED DECEMBER 31, 2010
EQUITY CLASS OF ISSUER: PGL COMMON SHARES
The following annual information statement is being provided so that you may report your pro rata share of Primus Guaranty, Ltd.’s income in the event that you have elected to treat Primus Guaranty, Ltd. as a “qualified electing fund” (“QEF”) under the applicable provisions of the United States Internal Revenue Code of 1986, as amended (the “Code”).

(1)	This Information Statement applies to the taxable year of Primus Guaranty, Ltd. (“PGL”) beginning on January 1, 2010 and ending on December 31, 2010.

(2)	The below amounts represent the pro rata income of PGL attributable to each of 38,325,782 common shares, par value $0.08 per share (“Common Shares”), outstanding during the year ended December 31, 2010. This number of Common Shares reflects the average number of shares outstanding on each day of the year during 2010. Given the large number of days during the year on which the outstanding number of shares changed, information is not being provided as to the amount of PGL’s income for 2010 that would be pro rated to each of the Common Shares outstanding on each day of the year, based on the number of Common Shares outstanding on that day.

Investors should adjust the below income amounts by their appropriate share ownership:

(i) If you held PGL Common Shares throughout 2010, multiply the number of shares by the “Per Common Share” amount below.

(ii) If you did not hold PGL Common Shares for the entire period beginning January 1, 2010 and ending December 31, 2010, multiply the number of shares you held by the “Per Common Share Per Day” amount below and by the number of days you owned the shares in 2010.

(iii) If you owned different amounts of PGL Common Shares at different times during 2010, perform the calculation specified in (ii) above separately for each lot of Common Shares owned and use the total amounts yielded from those calculations.

		Per Common	Per Common
	Total	Share	Share Per Day
Ordinary earnings:	$2,888,978	$0.07538	$0.000207
Net long-term capital gain:	$—	$—	$—
(3)	The amount of cash and fair market value of other property distributed or deemed distributed by PGL, with respect to its Common Shares during the taxable year.

	Distribution	Per Common
	Amount	Share
Total Distributions	$—	$—

Fair market value of other property:		NONE

(4)	PGL will permit you to inspect and copy its permanent books of account, records, and such other documents as may be maintained by it that are necessary to establish that PFIC ordinary earnings and net capital gain, as provided in Section 1293(e) of the Code, are computed in accordance with the U.S. federal income tax principles.

PRIMUS GUARANTY, LTD.
Date: March 30, 2011	By:	/S/ Christopher N. Gerosa
	Title:	Chief Financial Officer

ISSUER: PRIMUS (BERMUDA) LTD.
CLARENDON HOUSE, 2 CHURCH STREET
HAMILTON HM 11, BERMUDA
PASSIVE FOREIGN INVESTMENT COMPANY (PFIC)
ANNUAL INFORMATION STATEMENT
FOR TAX YEAR ENDED DECEMBER 31, 2010
EQUITY CLASS OF ISSUER: PGL COMMON SHARES
The following annual information statement is being provided so that you may report your pro rata share of Primus (Bermuda) Ltd.’s income in the event that you have elected to treat Primus (Bermuda) Ltd. as a “qualified electing fund” (“QEF”) under the applicable provisions of the United States Internal Revenue Code of 1986, as amended (the “Code”).

(1)	This Information Statement applies to the taxable year of Primus (Bermuda) Ltd. beginning on January 1, 2010 and ending on December 31, 2010.

(2)	The below amounts represent the pro rata income of Primus (Bermuda) Ltd. attributable to each of 38,325,782 common shares, par value $0.08 per share, of Primus Guaranty, Ltd. Common Shares (“PGL Common Shares”) outstanding during the year ended December 31, 2010. This number of Common Shares reflects the average number of shares outstanding on each day of the year during 2010. Given the large number of days during the year on which the outstanding number of shares changed, information is not being provided as to the amount of Primus (Bermuda) Ltd.’s income for 2010 that would be pro rated to each of the Common Shares outstanding on each day of the year, based on the number of Common Shares outstanding on that day

Investors should adjust the below income amounts by their appropriate share ownership.

(i) If you held PGL Common Shares throughout 2010, multiply the number of shares by the “Per Common Share” amount below.

(ii) If you did not hold PGL Common Shares for the entire period beginning January 1, 2010 and ending December 31, 2010, multiply the number of shares you held by the “Per Common Share Per Day” amount below and by the number of days you owned the shares in 2010.

(iii) If you owned different amounts of PGL Common Shares at different times during 2010, perform the calculation specified in (ii) above separately for each lot of Common Shares owned and use the total amount yielded from those calculations.

		Per Common	Per Common
	Total	Share	Share Per Day
Ordinary earnings:	$17,097,242	$0.44610	$0.001222
Net long-term capital gain:	$—	$—	$—
(3)	The amount of cash and fair market value of other property distributed or deemed distributed by Primus (Bermuda) Ltd. to Primus Guaranty, Ltd. and in turn by Primus Guaranty, Ltd. with respect to the PGL Common Shares during the taxable year.

	Distribution	Per Common
	Amount	Share
Total Distributions	$—	$—

Fair market value of other property:		NONE

(4)	Primus (Bermuda) Ltd. will permit you to inspect and copy its permanent books of account, records, and such other documents as may be maintained by it that are necessary to establish that PFIC ordinary earnings and net capital gain, as provided in Section 1293(e) of the Code, are computed in accordance with the U.S. federal income tax principles.

PRIMUS (BERMUDA) LTD.
Date: March 30, 2011	By:	/S/ Christopher N. Gerosa
	Title:	Chief Financial Officer